EXHIBIT 99.1

      Certification Of Chief Executive Officer And Chief Financial Officer
               Pursuant to 18 U.S.C. (S) 1350 adopted pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

I, Alan D. Feldman, hereby certify pursuant to 18 U.S.C. (S) 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that, to my knowledge:

     (i) The accompanying Annual Report on Form 10-K for the year ended December 28, 2002 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and
     (ii) The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Midas, Inc.

/s/ Alan D. Feldman
-------------------
Alan D. Feldman
President and Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to Midas, Inc. and will be retained by Midas, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

I, William M. Guzik, hereby certify pursuant to 18 U.S.C.(S) 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that, to my knowledge:

     (i) The accompanying Annual Report on Form 10-K for the year ended December 28, 2002 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and
     (ii) The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Midas, Inc.

 /s/  William M. Guzik
----------------------
William M. Guzik
Senior Vice President and
Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Midas, Inc. and will be retained by Midas, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.